SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       AMERICAN CARESOURCE HOLDINGS, INC.

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             (Exact name of registrant as specified in its charter)

                Delaware                                 20-0428568
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

   8080 Tri-Star Drive, Irving, Texas                       75063
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(Address of principal executive offices)                 (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) please check the following box |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

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Securities Act registration statement file number to which
this form relates: 333-122820

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                                  Name of exchange on which
to be so registered                               each class is to be registered

       n/a                                                     n/a

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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.01 per share
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                                (Title of class)

Item 1. Description of Registrant's Securities to be Registered

      A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock" in the prospectus included in the Registrant's Registration Statement on Form SB-2 (File No. 333-122820), as amended, initially filed with the Securities and Exchange Commission on February 14, 2005 (the "Registration Statement"), and is incorporated herein by reference. The prospectus to be filed pursuant to Rule 424(b) following the effective date of the Registration Statement shall be deemed to be incorporated herein by reference.

Item 2. Exhibits

      3.1   * Certificate of Incorporation of American Caresource Holdings, Inc.

      3.2   * By-laws of American Caresource Holdings, Inc.

      4.1*  2005 Stock Option Plan

      4.2*  Specimen Stock Certificate

* Incorporated by reference to the Registrant's Registration Statement on Form SB-2 (File No. 333-122820)

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              American Caresource Holdings, Inc.
                                              (Registrant)


Date: November 3, 2005                        By: /s/ David Boone
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                                                  David Boone
                                                  Chief Financial Officer